Horizon Acquisition of Viela Bio February 1, 2021 Exhibit 99.4

Agenda Review of Viela Pipeline Financial Overview and Transaction Details Overview and Strategic Rationale Q&A Tim Walbert Chairman, President and Chief Executive Officer Karin Rosén, M.D., Ph.D. Executive Vice President, R&D and Chief Scientific Officer Paul Hoelscher Executive Vice President, Chief Financial Officer Tim Walbert Karin Rosén, M.D., Ph.D. Paul Hoelscher Andy Pasternak, Executive Vice President, Chief Strategy Officer Liz Thompson, Ph.D., Group Vice President, Clinical Development and External Search

This presentation contains forward-looking statements, including, but not limited to, statements related to the acquisition of Viela Bio, Inc. and the benefits thereof, Horizon's expectations regarding future financial and operating results, Horizon's strategy, plans, objectives, expectations and intentions, including with respect to the acquired medicine candidates, the timing of regulatory meetings and planned clinical studies, the potential benefits of the acquired medicine candidates and other statements that are not historical facts. These forward-looking statements are based on Horizon's current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks that Horizon’s actual future financial and operating results may differ from its expectations or goals; Horizon’s ability to grow net sales from existing medicines; uncertainty with respect to the COVID-19 pandemic and actions taken to slow its spread, including impacts on supply and sales of Horizon’s medicines and potential delays in clinical trials; risks associated with clinical development, such as the risk that guidance from regulatory authorities differs from Horizon’s expectations or that clinical trials are not initiated or completed on time and the fact that prior clinical results may not predict the outcome of future trials; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur, as well as those described in Horizon's filings with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this presentation and Horizon does not undertake any obligation to update or revise these statements, except as may be required by law. The tender offer described in this communication (the “Offer”) has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Viela Bio, Inc. (the "Target") or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Horizon, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Target. The offer to purchase shares of Target common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Target under the “Investors/Media” section of the Target's website at www.vielabio.com. Forward-Looking Statements and Notice

Acquisition of Viela Bio Aligns with Horizon’s Strategic Priorities Advance our position as a high-growth, profitable biotechnology company by maximizing our key growth drivers and expanding our pipeline to accelerate long-term growth Deliver innovative therapies for rare diseases with a holistic, patient-centered approach to maximize the value of our medicines Horizon’s Strategic Priorities Acquiring Viela, a biotechnology company with a deep, mid-stage biologics pipeline for autoimmune and severe inflammatory diseases, an experienced R&D team and a recently approved biologic medicine for a rare disease

Pipeline Adds deep, mid-stage biologics pipeline with 4 candidates currently in 9 development programs in attractive markets; each of the 3 currently approved or clinical-stage candidates has $1B+(1) net sales potential Target Areas Advances Horizon’s position in rare diseases and key therapeutic areas (i.e., rheumatology, nephrology), including UPLIZNA®, Viela’s recently approved biologic medicine for the rare autoimmune disease NMOSD Innovation Platform Adds early-stage research and translational capabilities that enhance Horizon’s ability to continuously innovate Bolsters R&D Talent Builds upon our accomplished R&D team with Viela's deep scientific knowledge of autoimmune and severe inflammatory diseases Continued Transformation Advances Horizon’s position as a leading profitable biotech company by meaningfully adding pipeline breadth, depth and R&D investment to levels approaching profitable biotech peers Horizon estimate. NMOSD: Neuromyelitis Optica Spectrum Disorder. Acquisition Advances Horizon’s Transformation to an Innovation-Driven Biotech Strategic Rationale

About Viela

A Biotech Company Focused on Novel Treatments for Autoimmune and Severe Inflammatory Diseases

Viela Overview

- Founding management and R&D team from MedImmune (legacy biologics division of AstraZeneca); IPO in 2019
- Currently ~170 employees based in Gaithersburg, MD
- Focused on developing life-changing medicines for patients with wide range of autoimmune and severe inflammatory diseases
- Deep, mid-stage biologics pipeline with 4 candidates currently in 9 development programs
- UPLIZNA, an infused biologic medicine for the rare disease NMOSD, launched in June 2020

Viela's Pipeline Snapshot

Molecule (*mechanism*)	Indication	Development Stage (P1 / P2 / P3 / Approved)
UPLIZNA (Anti-CD19 mAb)	Neuromyeltis Optica Spectrum Disorder (NMOSD)	Approved
	Myasthenia Gravis (MG)	P3
	IgG4-Related Disease	P3
	Kidney Transplant Desensitization(1)	P2
VIB4920 (Anti-CD40l-Tn3 Fusion Protein)	Sjögren's Syndrome	P2
	Kidney Transplant Rejection	P2
	Rheumatoid Arthritis	P2
VIB7734 (Anti-ILT7 mAb)	Systemic Lupus Erythematosus(2)	P2
	COVID-19-Related Acute Lung Injury	P1
VIB1116 (Anti-pDCs / cDCs)	Autoimmune diseases(3)	P1

(1) Paused due to COVID-19. (2) Phase 2 trial planned for 1H21. (3) Phase 1 trial planned for mid-2021.
NMOSD: Neuromyelitis Optica Spectrum Disorder.

HORIZON 6

Viela Bolsters Horizon’s R&D Team Significant Experience in Biologics Significant portion of R&D team joined from MedImmune, the legacy biologics division of AstraZeneca Team has a strong track record of development success Strong Scientific Expertise Extensive experience in early-stage research, including translational capabilities Detailed scientific knowledge of autoimmune and severe inflammatory diseases Deep understanding of common mechanisms of autoimmunity Autoantibody pathway CD40/CD40L co-stimulatory pathway Innate immunity pathway

Horizon and Viela: A Strong Strategic Fit to Drive Long-Term Sustainable Growth Strengthening Horizon’s Position as a Leading Biotech Strategy: Leverage each company’s unique strengths to make Horizon an even stronger, high-growth, profitable biotech with the ability to continuously innovate Horizon: A Leading Biotech Bringing additional treatments to patients across a wide range of rare, autoimmune and severe inflammatory diseases Talented R&D team with early-stage research, clinical development capabilities and a deep, mid-stage biologics pipeline Experienced team with proven track record of late-stage development and commercial expertise to maximize value of pipeline and on-market medicines

Acquisition of Viela Adds Significant Breadth and Depth to Horizon's Pipeline

Horizon | Viela

- Horizon expects to **explore the full potential of Viela's promising pipeline** of novel candidates including **additional potential future indications**
- **Highly complementary** with our **therapeutic areas of focus**, particularly **rheumatology and nephrology**

Preclinical	Phase 1	Phase 2	Phase 3	Phase 3b / 4
HZN-003 (Uncontrolled Gout)	TEPEZZA[3] (Subcutaneous Administration)	HZN-825[4] (Diffuse Cutaneous Systemic Sclerosis)	UPLIZNA (Myasthenia Gravis)	KRYSTEXXA (MIRROR: Immunomodulation)
HZN-007[1] (Uncontrolled Gout)	TEPEZZA[4][5] (Diffuse Cutaneous Systemic Sclerosis)	HZN-825[4] (Interstitial Lung Diseases)	UPLIZNA (IgG4-Related Disease)	KRYSTEXXA (PROTECT Trial)
HemoShear[2] (Gout)	VIB7734 (COVID-19 Acute Lung Injury)	UPLIZNA[7] (Kidney Transplant Desensitization)		KRYSTEXXA (Shorter Infusion Duration)
	VIB1116[6] (Autoimmune Diseases)	VIB4920 (Sjögren's Syndrome)		KRYSTEXXA[4] (Retreatment)
		VIB4920 (Rheumatoid Arthritis)		KRYSTEXXA[4] (Monthly Dosing)
		VIB4920 (Kidney Transplant Rejection)		TEPEZZA[4] (Chronic Thyroid Eye Disease)
		VIB7734[8] (Systemic Lupus Erythematosus)		TEPEZZA (OPTIC-X: Phase 3 Extension Trial)

(1) Being developed under a collaboration agreement with XL Protein GmbH. (2) Gout discovery program in partnership with HemoShear. (3) Including collaboration agreement with Halozyme. (4) Planned trials, expected to initiate in 2021. (5) Exploratory study. (6) Phase 1 trial planned for mid-2021. (7) Paused due to COVID-19. (8) Phase 2 trial planned for 1H21.

CKD: Chronic Kidney Disease. MIRROR: Immunomodulation program evaluating the use of KRYSTEXXA in combination with methotrexate to increase response rate. PROTECT: Clinical trial evaluating the effect of KRYSTEXXA on serum uric acid levels in kidney transplant patients with uncontrolled gout.

HORIZON

9

UPLIZNA: Approved In June 2020 for Neuromyelitis Optica Spectrum Disorder (NMOSD), A Rare Autoimmune Disease UPLIZNA NMOSD NMOSD: a rare, severe, autoimmune disease that attacks the optic nerve, spinal cord and brain stem, often leading to irreversible blindness and/or paralysis 10,000 diagnosed patients in the U.S.(1) 400 new diagnoses each year(1) (1) Viela estimate. MG: Myasthenia Gravis. Treatment of NMOSD in adult patients who are anti-aquaporin-4 (AQP4) antibody positive Indication B-cell depleting humanized monoclonal antibody targeting CD19 receptor Mechanism of Action High efficacy as 89% of clinical trial patients were attack-free at end of control period Favorable safety profile and low maintenance with dosing every 6 months after loading doses Clinical Highlights Horizon intends to leverage its commercial expertise, particularly with infused medicines, to optimize the patient experience with UPLIZNA Pursuing additional indications in MG, IgG4-related disease, and kidney transplant desensitization Additional Indications

Agenda Review of Viela Pipeline Financial Overview and Transaction Details Overview and Strategic Rationale Q&A Tim Walbert Chairman, President and Chief Executive Officer Karin Rosén, M.D., Ph.D. Executive Vice President, R&D and Chief Scientific Officer Paul Hoelscher Executive Vice President, Chief Financial Officer Tim Walbert Karin Rosén, M.D., Ph.D. Paul Hoelscher Andy Pasternak, Executive Vice President, Chief Strategy Officer Liz Thompson, Ph.D., Group Vice President, Clinical Development and External Search

Viela Clinical Approach: Focused on Three Biological Pathways Shared Across Various Diseases

Autoantibody Pathway

- Autoantibodies, secreted by a subset of B cells (plasmablasts, plasma cells), attack native tissues as opposed to foreign pathogens
- **UPLIZNA** (inebilizumab) binds to CD19, triggering depletion of B cells that secrete autoantibodies

CD40/CD40L Co-Stimulatory Pathway

- Overstimulation of immune cells can be triggered by interaction of CD40/CD40L, leading to immune response cascade and overproduction of molecules that mediate inflammation
- **VIB4920** binds to CD40L and blocks this pathway

Innate Immunity Pathway

- Overproduction of pro-inflammatory cytokines secreted by pDCs (type I interferons, IL-6, TNFα)
- **VIB7734** is designed to deplete pDCs


VIB7734
Autoantibody pathway
UPLIZNA
Innate Immunity pathway
ILT7
pDC
CD19
B cell
IFNα
Inflammatory mediators
CD40
CD40L
VIB4920
T cell
Plasmablast
CD19
TNF
IL-6
Mo
Plasma cells
CD19
mDC
CD40/CD40L co-stimulatory pathway
Tissue damage
Inflammation
Fibrosis
Autoimmunity

CD19: Cluster of Differentiation 19. | CD40: Cluster of differentiation 40. | IFNα: Interferon-α. | IL6: Interleukin 6. ILT7: Immunoglobulin-Like Transcript 7. | mDC: Myeloid Dendritic Cell. | MO: Monocytes. pDC: Plasmacytoid Dendritic Cell. | TNF: Tumor Necrosis Factor.

HORIZON
12

UPLIZNA: In Development for Three Additional Indications, Representing a Potential Large Market Opportunity

Indication & Trial Phase

Myasthenia Gravis (MG)

- A chronic, rare autoimmune neuromuscular disorder
- Symptoms include weakness in voluntary skeletal muscles, especially those that control the eyes, mouth, throat and limbs
- Ongoing Phase 3 trial

IgG4-Related Disease (IgG4-RD)

- A group of disorders marked by tumor-like swelling and fibrosis of affected organs, such as the pancreas, salivary glands and kidneys
- Ongoing Phase 3 trial

Kidney Transplant Desensitization

- Desensitization is aimed at reducing alloantibodies that often preclude patients with ESRD from finding a matching organ and also result in poor post-transplant outcomes through antibody mediated graft rejection
- Phase 2 proof-of-concept trial (paused due to COVID-19)

ESRD: End-Stage Renal Disease.

HORIZON

13

VIB4920: In Phase 2 for Three Indications, Each Addressing Immune Overactivation Sjögren’s Syndrome Rheumatoid Arthritis Kidney Transplant Rejection A chronic inflammatory disorder characterized by progressive destruction of joints Ongoing Phase 2 trial; dose-ranging An autoimmune disease attacking the salivary and tear glands, with severe cases affecting multiple organs Symptoms include dry eyes, dry mouth, arthritis, kidney and lung or liver dysfunction Ongoing Phase 2b trial Indication & Trial Phase Occurs when the immune systems detect an organ transplant as a threat and attacks it Results in organ rejection Ongoing Phase 2 proof-of-concept trial

VIB7734 in Development for Two Indications; VIB1116 Expected to Enter Phase 1 in Mid-2021 Systemic Lupus Erythematosus (SLE) COVID-19-Related Acute Lung Injury COVID-related ALI is the result of immune overactivation resulting in lung injury Ongoing Phase 1 trial Inflammatory disease in which the immune system can attack any organ system; in particular affects the skin, joints, kidneys, blood cells, heart and lungs Symptoms include skin rash, arthritis, kidney disease, inflammation of the heart and lungs Phase 2 trial planned for 1H21 Indication & Trial Phase Expected to enter Phase 1 in mid-2021 for autoimmune diseases VIB7734 VIB1116 Autoimmune Diseases

Agenda Review of Viela Pipeline Financial Overview and Transaction Details Overview and Strategic Rationale Q&A Tim Walbert Chairman, President and Chief Executive Officer Karin Rosén, M.D., Ph.D. Executive Vice President, R&D and Chief Scientific Officer Paul Hoelscher Executive Vice President, Chief Financial Officer Tim Walbert Karin Rosén, M.D., Ph.D. Paul Hoelscher Andy Pasternak, Executive Vice President, Chief Strategy Officer Liz Thompson, Ph.D., Group Vice President, Clinical Development and External Search

Record Horizon Full-Year 2020 Net Sales and Adjusted EBITDA Strong Financial Results and Strategic Execution Record 2020 net sales of >$2.14B, up >65 percent year over year driven by launch of TEPEZZA and significantly higher KRYSTEXXA net sales Record 2020 adjusted EBITDA of >$940M, up >95 percent year over year Cash and cash equivalents at Dec. 31, 2020 of $2.08B By this presentation Horizon is not updating or confirming its prior guidance. Adjusted EBITDA is a non-GAAP financial measure. See "Note Regarding Use of Non-GAAP Financial Measures" slide for more detail. > >65% > >95% $ in billions Year-Over-Year Net Sales Growth Year-Over-Year Adj. EBITDA Growth $ in millions

Horizon to Acquire Viela for $53 Per Share

Transaction Details

Financing

- All cash offer valued at $2.67B net of Viela cash and cash equivalents, expected to be financed through $1.3B of new debt plus cash on hand
- New debt issuance implies pro forma gross leverage of ~2.8x[(1)]
- Horizon expects to lower gross leverage to ~2x by end of 2021

Financial Implications

- Transaction expected to reduce Horizon's adjusted EBITDA by ~$140M in 2021, nearly all of which is driven by R&D investment
- Results in an expected increase in R&D spend in 2021 to low double-digits as percent of sales, approaching levels of profitable biotech peers

Terms and Timing

- Structured as a two-step tender offer
- Transaction unanimously approved by both companies' boards of directors
- 54% of Viela shareholders have agreed to tender shares in support of transaction
- Expected to close by the end of Q1 2021, subject to customary closing conditions and regulatory approvals

(1) Gross Leverage Ratio: Gross principal amount of debt to last-12-months adjusted EBITDA. Pro forma gross leverage based on the high end of Horizon's 2020 adjusted EBITDA guidance as per Horizon's Jan. 11, 2021 press release and Viela's estimated LTM adjusted EBITDA, excluding synergies, at Sept. 30, 2020 (calculated by Horizon).
Adjusted EBITDA is a non-GAAP financial measure. See "Note Regarding Use of Non-GAAP Financial Measures" slide for more detail.

HORIZON

18

Key Takeaways Acquisition of Viela for $2.67B, net of Viela cash and cash equivalents Advances Horizon’s position in rare diseases and key therapeutic areas (i.e., rheumatology, nephrology), including UPLIZNA®, Viela’s recently approved biologic medicine for the rare autoimmune disease NMOSD Adds a deep, mid-stage biologics pipeline with 4 candidates currently in 9 development programs Adds an accomplished R&D team to Horizon’s existing capabilities Leverages each company’s unique strengths to enhance Horizon’s position as a leading biotech company Transaction expected to close by end of Q1 2021

Agenda Review of Viela Pipeline Financial Overview and Transaction Details Overview and Strategic Rationale Q&A Tim Walbert Chairman, President and Chief Executive Officer Karin Rosén, M.D., Ph.D. Executive Vice President, R&D and Chief Scientific Officer Paul Hoelscher Executive Vice President, Chief Financial Officer Tim Walbert Karin Rosén, M.D., Ph.D. Paul Hoelscher Andy Pasternak, Executive Vice President, Chief Strategy Officer Liz Thompson, Ph.D., Group Vice President, Clinical Development and External Search

Reconciliations of GAAP to Non-GAAP Measures

EBITDA, or earnings before interest, taxes, depreciation and amortization, adjusted EBITDA and leverage ratio are used and provided by Horizon as non-GAAP financial measures and include adjustments to GAAP figures. These non-GAAP measures are intended to provide additional information on performance, operations, expenses, profitability and cash flows. Adjustments to Horizon’s GAAP figures as well as EBITDA exclude acquisition and/or divestiture-related expenses, charges related to the discontinuation of ACTIMMUNE development for Friedreich’s ataxia, gain or loss from divestiture, gain or loss from sale of assets, upfront, progress and milestone payments related to license and collaboration agreements, litigation settlements, loss on debt extinguishment, costs of debt refinancing, drug manufacturing harmonization costs, restructuring and realignment costs, the income tax effect on pre-tax non-GAAP adjustments and other non-GAAP income tax adjustments, as well as non-cash items such as share-based compensation, depreciation and amortization, non-cash interest expense, long-lived asset impairment charges and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon maintains an established non-GAAP cost policy that guides the determination of what costs will be excluded in non-GAAP measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon’s financial and operating performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s estimated 2020 financial results and trends and to facilitate comparisons between periods and with respect to projected information. In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company’s performance. For example, adjusted EBITDA is used by Horizon as one measure of management performance under certain incentive compensation arrangements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon has not provided a reconciliation of its full-year 2020 adjusted EBITDA estimates to an estimated net income (loss) outlook because certain items such as acquisition/divestiture-related expenses and share-based compensation that are a component of net income (loss) cannot be reasonably estimated due to the significant impact of the variability associated with the size or timing of acquisitions/divestitures and other factors related to Horizon’s year-end financial closing process. These components of net income (loss) could significantly impact Horizon’s actual net income (loss). Note Regarding Use of Non-GAAP Financial Measures

GAAP to Non-GAAP Reconciliation EBITDA and Adjusted EBITDA – Full-Year 2019